PRUDENTIAL DEFINED INCOME (“PDI”) VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement, dated July 1, 2014,
to Prospectus dated April 28, 2014

This supplement should be read in conjunction with your Annuity Prospectus and should be retained for future reference.  This supplement is intended to update certain information in the Annuity Prospectus you own and is not intended to be a prospectus or offer for any other Annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information (“SAI”).

The purpose of this supplement is to describe the “opt out” feature under the Defined Income Benefit rider in the event of an increase in the Defined Income Benefit Charge. Under the terms of your Defined Income Benefit rider, the Company reserves the right to increase the Charge for the rider at any time after the 7th anniversary of the Issue Date.  If the Company exercises this right, you will be given an opportunity to opt out of an increase in the Charge.  If you opt out, your Guaranteed Income Amount will be reduced as described below.

The headings in this supplement correspond with the headings in your PDI prospectus.  The following changes apply to Annuities issued on and after July 7, 2014.

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SUMMARY OF CONTRACT FEES AND CHARGES

The following is added as the last sentence to footnote number 3 for the Defined Income Benefit Charge in the table entitled “Annualized Insurance Fees/Charges:”

We will notify you in writing at least 60 days in advance of any change to the Charge and you will be given an opportunity to “opt-out” of any Charge increase subject to certain conditions.

DEFINED INCOME BENEFIT

The following replaces the last sentence of the second bullet under the section titled “Other Important Considerations:”

We will notify you in writing at least 60 days in advance of any change in the Charge and you will be given an opportunity to opt-out of any Charge increase subject to certain conditions.  If you decide to opt-out of the Charge increase, your Guaranteed Income Amount will be reduced as of the next anniversary of your Issue Date.  Please see “Fees, Charges and Deductions” later in this Prospectus for more information on the opt-out process.

FEES, CHARGES AND DEDUCTIONS

The following replaces the second paragraph under the section entitled “Insurance Charge:”

As described in the "Summary of Contract Fees and Charges," the Defined Income Benefit Charge can be increased one or more times at any time on or after the 7th anniversary of your Issue Date up to the maximum amount shown in the “Annualized Insurance Fees/Charges” table. We will notify you in writing at least 60 days in advance of any change in the Charge. Once you are notified of any Charge increase, you will have the ability to opt-out of the new Charge. If you elect to opt-out, your Guaranteed Income Amount will be permanently reduced by 5% on the next anniversary of your Issue Date, and the Defined Income Benefit Charge will continue at the present rate. Please note that if we increase the Charge for the Defined Income Benefit and you decide to opt-out, no other future Charge increases will apply to your Annuity. The 5% reduction to your Guaranteed Income Amount will only happen once and the Charge for the Defined Income Benefit will not change for the life of your Annuity. If you wish to opt-out, you must notify us within the stated time period described in our notice to you. When we receive your opt-out request, we will send you a form confirming the estimated dollar amount of the 5% Guaranteed Income Amount reduction. If, at that time, you would still like to elect the opt-out, you must sign and return the form to us at our Service Office in Good Order. Please keep in mind that opting out of the Charge increase will have a negative impact to your Guaranteed Income Amount. All other terms and conditions of your Defined Income Benefit still apply even if you decide to opt-out. For example, if you have not begun taking Lifetime Withdrawals at the time we process your opt-out request, your Guaranteed Income Amount will still appreciate at the daily equivalent of the applicable Income Growth Rate and will be reduced for any Non-Lifetime Withdrawals or withdrawals considered Excess Income.  You may want to consult with your Financial Professional to determine whether opting out is in your best interest.

Please keep in mind that while you are receiving your Guaranteed Income Amount, its value remains constant. The amount deducted from your Account Value for the Total Insurance Charge, however, may vary due to fluctuations of your Account Value.

If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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